AMENDMENT NO. 3 TO THE

                  AMENDED RESTATED LOAN AND SECURITY AGREEMENT



                THIS AMENDMENT NO.3 TO THE AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the "Third Amendment") is entered into this 21st day of November, 1991 between GREYHOUND REAL ESTATE FINANCE COMPANY, an Arizona corporation ("Lender") , and PATTEN RECEIVABLES FINANCE CORPORATION VI, a Delaware corporation ("Borrower").



                                    RECITALS

         A. Lender and Borrower entered into a September 8, 1988 Loan and security Agreement that was amended by a January 9, 1990 Amended and Restated Loan and Security Agreement, a July 18, 1990 letter amendment, an August 31, 1990 Amendment No. 1 to the Amended and Restated Loan and Security Agreement and a March 23, 1991 Amendment No. 2 to the Amended and Restated Loan and Security Agreement (collectively, the "Loan Agreement").

B. Lender and Borrower desire to amend the Loan Agreement in accordance with the terms of, and subject to the conditions contained in this Third Amendment.

                                    AGREEMENT

NOW, THEREFORE,, in consideration of these recitals, the covenants contained in this Third Amendment and for other good and valuable consideration, the receipt and sufficiency of which consideration is acknowledged, Lender and Borrower agree as follows:

     1. Conditions Precedent. Provided each of the following conditions precedent is met to the satisfaction of Lender, which satisfaction (unless otherwise indicated) will be indicated by Lender's execution of this Third Amendment, the Loan Agreement is amended as provided in paragraph 2:
     a. Borrower is to deliver to Lender this Third Amendment fully executed by Borrower and Guarantor (as defined in the Loan Agreement); and

     b. Lender must obtain and be satisfied with, in its sole discretion, tax lien, litigation and judgment searches on Patten Corporation, a Massachusetts corporation, ("Patten") and Harry S. Patten;

     c. Lender must obtain and be satisfied with its sole discretion the revised fiscal 1992 operating projections of Patten;

         d. Lender must obtain and be satisfied with, in its sole discretion credit references from the lending consortium which holds a note from Patten originating from the reclassification of Patten's former commercial paper obligation;

         e.       Borrower is to pay Lender a $10,000.00
documentation fee.

           f . Borrower is to pay Lender a non-refundable renewal fee equal to 1/2% of the difference between $15,000,000.00 and the outstanding balance of the Loan on the date of this Third Amendment (this fee may he paid in three equal monthly installments, with the entire fee to be paid in full by February la,
1992).

         g. A site inspection of the Lake Carroll, Sleepy Hollow, North Carolina Lakes and Trace, and Points Aquarius and Pelican Bay Projects will be performed by Lender on or before December 20, 1991, and the results of the inspections must be satisfactory to Lender, in its sole discretion.

         h. Lender must be provided an or before December 13, 1991, and be satisfied with, a reaffirmation of the legal opinion dated December 6, 1990 from the law firm of Choate, Hall & Stewart.

           i. Lender must obtain and be satisfied with a disclosure statement describing the litigation matters in which Borrower and/or Guarantor are parties ("Litigation Disclosure'().

         j   Borrower is to deliver to Lender such, other items as Lender reasonably requests.

2.  Loan   Agreement.   Provided  the   conditions   precedent  set  forth
above  are  satisfied,  the  Loan Agreement is modified as follows:

a. Paragraph 1.19 of the Loan Agreement is deleted in its entirety and the following is added in lieu thereof:

1.19 "Maximum Loan Amount"- Fifteen Million and No/100 Dollars ($15,000,000).

 b. Paragraph 1.7 of the Loan Agreement is deleted in its entirety and the following is added in lieu thereof:

1.7 "Borrowing Term": the period commencing an the date hereof and ending on the close of Lender's business twelve (12) months from the date of of the first Advance after the date of the Third Amendment to the Agreement, not later than December 18, 1992.

C.     The  following   is   added  to   the   Loan Agreement as paragraph 9.4:

9.4 Notwithstanding paragraph 1.6 of the Loan Agreement, until the following conditions precedent are met to the satisfaction of Lender: (1) Lender receives Patten's audited March 31, 1992 fiscal year end financial statements (with an unqualified opinion from a CPA accounting firm acceptable to Lender), and (2) Lender reasonably determines that such audited statements verify that Patten has met or exceeded all profitability measures projected within Lender's approved fiscal 1992 operating projections for Borrower and (3) No events of default have occurred; the Borrowing Base will be equal to the lesser of:

(a)   80% of the then unpaid principal balance of the Eligible Instruments; or

 (b) 80% of the present value of the then unmatured installments of principal and interest under -.he Eligible Instruments, discounted at a higher of (i) the then applicable interest rate under the terms of the Note or (ii) fourteen percent (14%), in the case of instruments which bear interest at a fixed rate;

When the conditions set forth in this paragraph 9.4 have been satisfied, as determined by Lender in its sole discretion, the definition of "Borrowing Base" will return to the definition contained in paragraph 1.6 of the Loan Agreement.

 d. The second paragraph of Section 6.10(c) is deleted in its entirety and the following is added in lieu thereof-

           Notwithstanding anything herein to the contrary, so long as there exists no Event of Default, the quarterly financial statements of Patten and Borrower need only be prepared in accordance with the standards of the financial statements previously submitted to and accepted by Lender. The fiscal year end financial statements of Patten and Borrower shall be audited as set forth above.

               e. Paragraph 1. 30 of the Loan Agreement is deleted in its entirety and the following is added in lieu thereof:

                1.30 "Project"-. a lot or parcel of land located in the following vacation communities:

a.         Lake Carroll, Illinois
b.         Sleepy Hollow, New York
C.         North Carolina Lakes,- North Carolina
d.         North Carolina Trace, North Carolina
e.         Eagle Creek , Texas
f.         Part Aquarius, Texas
9.         Pelican Bay, Texas
h.         Reedpoint, Sweetgrass County, Montana
i.         Livinston, Park County, Montana
i.         Tom Mlner, Park CotLnty, Montana
k.         Townsend, Broadwater County, Montana
1.         Wineglass, Park County, Montana
M.         Basin Lake Meadows, Wheatland Countyl Montana
n.         Black Butte Lake, Meagher County, Montana
M.         Rocky Mountain Meadows, Park County, Montana
n.         Flat Willow, Fergus County, Montana
0.         Pipestone, Jefferson County, Montana
P.         Hidden Springs, Musselshell, Montana
q.         Big Timber, Sweet Grass, Montana
r.         Bear Paw Stillwater County, Montana
S.         Wild Horse, Montana
t.         Madison -River, Madison County, Montana

f .        The following is added to the Loan Agreement as paragraph 9.6:

     9.6 Availability Advance Fee. Borrower is to pay to Lender a loan availability fee equal to 1/2% of the amount of each Advance Borrower r @ ests Lender to make without Borrower's assignment to Lender of additional Eligible Installments as additional security for the Loan.

     9- The following is added to the Loan Agreement as paragraph 9.7:

     9.7 Title Endorsement. Borrower must supply GREFCO with title insurance for the real property underlying GREFCO selected samples of Eligible Instruments against which GREFCO is requested to make Advances after December 3, 1990. This title insurance must (i) include a title search through the date of the assigment to GREFCO of the subject Eligible Instruments, and (ii) be issued by title insurers acceptable to GREFCO, in its sole discretion. The sampling list will be based upon a random selection of one of every seven of such Eligible Instruments. The list of selected Eligible Instruments will be provided to Patten on or before the date of funding against such Eligible Instruments; such insurance for each selected Eligible Instrument must be provided to GREFCO on or before that date which is thirty (30) days from the date of the request. if the required insurance is not so provided or the insurance provided is not acceptable to GREFCO, in its sole discretion, then (i) such sampling list will be expanded by GREFCO to include as many as all Eligible Instruments -involved in the subject Advance, and (ii) Eligible Instruments without such insurance will not be considered Eligible Instruments.


                  3. Ratification of Terms and Conditions. All terms, conditions and provisions of the Loan Agreement and each of the other Documents will continue iri full force and effect and remain unaffected and unchanged except as specifically amended by this Third Amendment. The provisions of this Third Amendment are to be controlling in the event of any conflict between the terms and provisions of this Third Amendment and any of the other Documents.

     4. Indebtedness Acknowledged. Borrower acknowledges that the indebtedness evidenced by the Documents is @outstanding and owing and agrees to pay this indebtedness in accordance with the terms of the Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default under the Loan Agreement or any of the other Documents, with or without notice or lapse of time, by Lender.

     5. Litigation --Disclosure Warranty. Borrower acknowledges that tender is relying on the Litigation Disclosure in agreeing to the modification evidenced by this Third Amendment, and hereby warrants the completeness and accuracy of the information contained in the Litigation Disclosure. Borrower agrees that a breach of this warranty will be a material breach of the Loan Agreement and will constitute an Event of Default thereunder.

                IN WITNESS WHEREAS Lender and Borrower have executed this Third Amendment on the date set forth above.



PATTEN RECEIVABLES FINANCE          GREYHOUND REAL  ESTATE FINANCE
CORPORATION VI, a Delaware          COMPANY, an Arizona


By:
ATTEST:                                                            ATTEST:

By,.                                                               By:

                                                                        Its:


                    CONSENTED TO this day of November, 1991-

PATTEN CORPORATION, a Massachusetts
corporation, "Guarantor"


BY:



ATTEST:



BY:



Its.,



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